As filed with the Securities and Exchange Commission on January 25, 2005

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 25, 2005

DSP GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-23006	94-2683643
(Commission File Number)	(I.R.S. Employer Identification No.)

3120 Scott Boulevard, Santa Clara, CA	95054
(Address of Principal Executive Offices)	(Zip Code)

408/986-4300

(Registrant’s Telephone Number, Including Area Code)

With a copy to:

Bruce Alan Mann, Esq.

Morrison & Foerster LLP

425 Market Street

San Francisco, CA 94105

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 25, 2005, DSP Group, Inc. (the “Company”) announced its financial results for the quarter and year ended December 31, 2004. A copy of the press release, dated January 25, 2005, is attached and filed herewith as Exhibit 99.1, and is incorporated herein by reference. This information, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

In addition to the disclosure of financial results for the quarter and year ended December 31, 2004 in accordance with generally accepted accounting principles in the United States (“GAAP”), the press release also disclosed pro forma net income and diluted earnings per share (EPS) figures, which are considered non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. The pro forma net income and diluted EPS figures disclosed in the press release for the fourth quarter of 2004 excluded the one-time write-off of in-process research and development related to the Company’s acquisition of the assets of Bermai Inc. of $2,682,000 and related tax benefit of $939,000. The pro forma net income and diluted EPS figures disclosed in the press release for the 2004 fiscal year excluded the capital gains resulting from the sale of all of the Company’s holdings in the AudioCodes Ltd. stock and the Tomen Corporation stock in the amount of $44,448,000 and related tax effect of $16,450,000. The fiscal year 2004 pro forma results also included a one-time write-off of in-process research and development related to the Bermai acquisition, as noted above, and a one-time impairment charge of $4,304,000 arising from the GAAP-required re-evaluation of the remaining goodwill from the acquisition of VoicePump Inc. in March 2000.

The Company believes that this pro forma presentation of net income and diluted EPS is useful to investors in analyzing the results for the quarter and year ended December 31, 2004 because it excludes items that management does not consider meaningful for purposes of analyzing the Company’s operating results and making budget-planning decisions. In addition, the Company has historically reported similar pro forma financial measures to its investors and believes that the inclusion of comparative numbers provides consistency in the Company’s financial reporting.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

c. Exhibits

Exhibit No.	Description
99.1	Press Release of DSP Group, Inc., dated January 25, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DSP GROUP, INC.

Date: January 25, 2005	By:	/s/ Moshe Zelnik
Moshe Zelnik
Vice President, Finance,
Chief Financial Officer and Secretary

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